EXHIBIT 10-I (b)

EXECUTION COPY
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of November 4, 2016
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Administrative Agent have entered into a Five Year Credit Agreement dated as of November 4, 2011, as amended by Amendment No. 1 dated October 17, 2014 and as amended and restated by Amendment No. 2 as of July 27, 2015 (as extended and amended to date, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.15(a), of the Credit Agreement, the Borrower delivered to the Administrative Agent on September 16, 2016 a request that the Termination Date be extended by one year to November 4, 2020.
Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:
(a)The following new definitions are added to Section 1.01 in appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)Clause (c) of the definition of “Base Rate” in Section 1.01 is amended by adding to the end thereof the following proviso:
“provided, that if One Month LIBOR is less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.
(c)The definition of “Eurodollar Rate” in Section 1.01 is amended by adding to the end thereof the following proviso:
“provided, that if the Eurodollar Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.
(d)The definition of “Federal Funds Rate” in Section 1.01 is amended by (i) by deleting the phrase “arranged by Federal funds brokers” and (ii) adding to the end thereof the following proviso:
“provided, that if the Federal Funds Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.
(e)Clause (b) of the definition of “Lender Insolvency Event” in Section 1.01 is amended by adding the phrase “a Bail-In Action or” immediately before the phrase “a bankruptcy, insolvency, liquidation or similar proceeding”.
(f)Section 2.10(b) is amended and restated in its entirety as follows:
“If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender which decreases such Lender’s return on its capital (after taking into account any changes in the Eurodollar Rate and Eurodollar Rate Reserve Percentage and taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity) and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend hereunder, such compensation to cover a period beginning not more than 90 days prior to such demand. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, setting forth in reasonable detail the calculation of the amount required to be paid hereunder, shall be conclusive and binding for all purposes, absent manifest error; provided, that a Lender shall not be entitled to submit a claim for compensation pursuant to this clause (b) unless the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims.”

(g)Section 2.15 is amended by adding immediately after the end of the first sentence therein a new sentence, to read as follows:
The delivery of such notice shall constitute a representation and warranty that on the date of such notice (x) the representations and warranties contained in Section 4.01 are correct in all material respects on and as of the date of such notice (provided that, for the purposes of such representation, (A) all references in the representations and warranties contained in Section 4.01(e) to consolidated balance sheets, consolidated statements of income, cash flow and retained earnings for the Borrower and its Consolidated Subsidiaries shall be deemed to refer to the corresponding versions of those documents most recently delivered to the Administrative Agent pursuant to Section 5.01(e)(ii) prior to the date of the notice contemplated in this Section 2.15(a), (B) all references in the representations and warranties contained in Section 4.01(e) and 4.01(f) to “SEC Reports” shall be deemed to refer to the Borrower’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current Reports on Form 8-K filed with the Securities and Exchange Commission prior to the date of such notice and (C) the final sentence of Section 4.01(e) shall be deemed revised to read “Except as set forth in the SEC Reports, since the date of the most recently delivered consolidated financial statements delivered to the Administrative Agent in accordance with Section 5.01(e)(ii), there has been no Material Adverse Change”; and (y) there exists no Default.
(h)Section 4.01 is amended by adding to the end thereof a new subsection (r), to read as follows:
(r)    EEA Financial Institution. The Borrower is not an EEA Financial Institution.
(i)A new Section 8.18 is added to read as follows:
8.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Note, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Note; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
Section 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Lenders hereby agree to waive the satisfaction of the timing requirements to the effectiveness of the Extension Date set forth in Section 2.15 to the extent that it (i) requires the Borrower to request an extension of the Termination Date, by written notice to the Administrative Agent, at least 60 days prior to the next Anniversary Date and (ii) requires each Lender to notify the Borrower and the Administrative Agent, in writing, at least 30 days prior to the next Anniversary Date, whether such Lender will consent to such extension, and each party hereto further agrees that such timing requirements for the delivery of a written notice set forth in Section 2.15 shall be deemed to have been timely and fully satisfied.

Section 3. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring November 4, 2020. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable. For the avoidance of doubt, upon satisfaction of the applicable conditions set forth in Section 3.02 of the Credit Agreement, the extension of the Termination Date of each Consenting Lender shall be effective on November 4, 2016.
Section 4. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to extend its Termination Date shall so indicate its consent by executing as indicated on the signature pages.
Section 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
(a)    the representations and warranties made by the Borrower contained in Section 4.01 of the Credit Agreement as amended hereby (other than the last sentence of Section 4.01(e) and other than Section 4.01(f)(i)), are true and correct in all material respects on and as of the date hereof (the “Amendment Date”), before and after giving effect to the Amendment Date; and
(b)    no event has occurred and is continuing, or would result from the Amendment Date, that constitutes a Default.
Section 6. Reference to and Effect on the Credit Agreement and the Notes.
(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Section 7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.
Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic communication (.pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
COLGATE-PALMOLIVE COMPANY

By /s/ Elaine Paik
Name: Elaine Paik
Title: Vice President and Corporate Treasurer

CITIBANK, N.A., Individually and
as Administrative Agent

By /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

Consent to the request to extend the Termination Date:

CITIBANK, N.A

By /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

Consent to the forgoing Amendment:

BNP Paribas

By /s/ Pamela J. Fitton
Name: Pamela J. Fitton
Title: Managing Director

By /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the request to extend the Termination Date:

BNP Paribas

By /s/ Pamela J. Fitton
Name: Pamela J. Fitton
Title: Managing Director

By /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the forgoing Amendment:

HSBC Bank USA, NA

By /s/ Thomas Foley
Name: Thomas Foley
Title: Managing Director

Consent to the request to extend the Termination Date:

HSBC Bank USA, NA

By /s/ Thomas Foley
Name: Thomas Foley
Title: Managing Director

Consent to the forgoing Amendment:

JPMorgan Chase Bank, N.A.

By /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Consent to the request to extend the Termination Date:

JPMorgan Chase Bank, N.A.

By /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Consent to the forgoing Amendment:

Wells Fargo Bank, National Association

By /s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

Consent to the request to extend the Termination Date:

Wells Fargo Bank, National Association

By /s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

Consent to the forgoing Amendment:

Barclays Bank PLC

By /s/ Christoper Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Consent to the request to extend the Termination Date:

Barclays Bank PLC

By /s/ Christoper Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

Consent to the request to extend the Termination Date:

GOLDMAN SACHS BANK USA

By /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the request to extend the Termination Date:

Morgan Stanley Bank, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Mark Irey
Name: Mark Irey
Title: Vice President

Consent to the request to extend the Termination Date:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Mark Irey
Name: Mark Irey
Title: Vice President

Consent to the forgoing Amendment:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the request to extend the Termination Date:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the forgoing Amendment:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By /s/ Cara Younger
Name: Cara Younger
Title: Director

Consent to the request to extend the Termination Date:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By /s/ Cara Younger
Name: Cara Younger
Title: Director

Consent to the forgoing Amendment:

Mizuho Bank, Ltd.

By /s/ Tracey Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Consent to the request to extend the Termination Date:

Mizuho Bank, Ltd.

By /s/ Tracey Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Consent to the forgoing Amendment:

BANCO SANTANDER, S.A.

By /s/ Itziar Letamendi
Name: Itziar Letamendi
Title: Managing Director

Consent to the request to extend the Termination Date:

BANCO SANTANDER, S.A

By /s/ Paloma Garcia Castro
Name: Paloma Garcia Castro
Title: Associate

Consent to the forgoing Amendment:

Bank of America N.A.

By /s/ Kyle Lewis
Name: Kyle Lewis
Title: Associate

Consent to the request to extend the Termination Date:

Bank of America N.A.

By /s/ Kyle Lewis
Name: Kyle Lewis
Title: Associate

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

Consent to the request to extend the Termination Date:

THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President